UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549


                            FORM 8-K


                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   July 13, 1998


                      DATASTREAM SYSTEMS, INC.

       (Exact name of Registrant as specified in Its Charter)


 DELAWARE                 0-25590                 57-0813674
(State of                    (Commission          (IRS Employer
Incorporation)                File Number)      Identification No.)



50 DATASTREAM PLAZA, GREENVILLE, SC                            29605
(Address of principle executive offices)                   (Zip Code)


(Telephone number of registrant)               (864) 422-5001


                         NOT APPLICABLE
    (Former Name, Former Address and Former Fiscal Year, if
                   changed since last report)

ITEM 5.  OTHER EVENTS

           On July 13, 1998, Datastream Systems, Inc., a Delaware corporation (the "Registrant") entered into an Asset Sale Agreement to acquire certain assets of Datastream (Pacific) Pty Ltd. an Australian corporation headquartered in Brisbane, Australia ("DSTM-PAC"). DSTM-PAC, founded in 1997, is an exclusive distributor of the Registrant's products in Australia and New Zealand. The assets purchased include customer contracts, equipment leases, goodwill, intellectual property, plant and equipment, corporate records and inventory. In consideration of the acquisition and pursuant to the Asset Sale Agreement, the Registrant agreed to pay for such assets approximately $600,000, comprised of 13,274 shares of the Registrant's common stock, $.01 par value per share (the "Common Stock"), and approximately $300,000 in cash. The Company used proceeds from its initial public offering in April 1995 and its secondary offering in October 1995 to fund the acquisition.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements.

               Not applicable.

        (b) Pro Forma Financial Information.

               Not applicable.

        (c) Exhibits.

               The following exhibits are filed herewith inaccordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.          Description of Exhibit

2.1 Asset Sale Agreement, dated as of July 13, 1998, by and among Datastream Systems, Inc., Datastream Asia Pacific Pty Ltd., Datastream (Pacific) Pty Ltd. and the stockholders of Datastream (Pacific) Pty Ltd. listed on the signature pages thereto.

ITEM 9.  SALE OF SECURITIES PURSUANT TO REGULATION S.

           As a portion of the consideration for the acquisition of certain assets of DSTM-PAC, the Registrant has agreed to issue 13,274 shares of its Common Stock to the DSTM-PAC stockholders. The shares of Common Stock will be issued, subject to receipt by the Registrant of consents and documentation required by the Registrant to assign certain of the assets of DSTM-PAC, without registration pursuant to the exemption provided by Rule 903 of Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S"). The Registrant claims this exemption from registration on the basis that the issuance will be made (i) in an "offshore transaction" to persons each of whom are not a "U.S. person" as defined in Rule 902 of Regulation S, (ii) the Registrant and its affiliates and any agent acting on behalf of the Registrant or its affiliates will not engage in any "directed selling efforts" as defined in Rule 902 of Regulation S, (iii) "Offering Restrictions" as defined by Rule 902 of Regulation S will be, to the extent applicable, implemented by the Registrant, and (iv) all of the shares of Common Stock issued to the DSTM-PAC stockholders will be subject to the restriction that they may not be traded after the date of issuance until the expiration of the Regulation S holding period and bear a legend to such effect. The Registrant also claims an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, because the shares of Common Stock will be issued to a small number of persons in a transaction that will not involve any public offering. The Registrant intends to file an amendment to this Form 8-K after the Regulation S placement of the 13,274 shares of Common Stock is completed.

                           SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DATASTREAM SYSTEMS, INC.


Date:  July 22, 1998            By:  /s/ Daniel H. Christie
                                         Daniel H. Christie
                                         Chief Financial Officer

                         EXHIBIT INDEX


Exhibit No.          Description of Exhibit

2.1 Asset Sale Agreement, dated as of July 13, 1998, by and among Datastream Systems, Inc., Datastream Asia Pacific Pty Ltd., Datastream (Pacific) Pty Ltd. and the stockholders of Datastream (Pacific) Pty Ltd. listed on the signature pages thereto.

EXHIBIT 2.1

                     DATASTREAM (PACIFIC) PTY LTD

                         PAUL ANTHONY HIGGINS

                       BERNADETTE MARY HIGGINS

                   DATASTREAM ASIA PACIFIC PTY LTD

                       DATASTREAM SYSTEMS, INC



------------------------------------------------------

                         ASSET SALE AGREEMENT

------------------------------------------------------

                              CONTENTS

1.     INTERPRETATIONS                                             1
2.     SALE AND PURCHASE                                           5
3.     PURCHASE PRICE                                              5
4.     COMPLETION                                                  6
5.     EMPLOYEES                                                   6
6.     WARRANTIES                                                  7
7.     LIABILITIES AND BOOK DEBT                                  11
8.     RISK AND PROPERTY                                          12
9.     DINGO SOFTWARE                                             12
10.    CONTRACTS                                                  12
11.    PREMISES LEASE                                             13
12.    EQUIPMENT LEASES                                           13
13.    RESTRICTION ON COMPETITION                                 14
14.    CHANGE OF VENDOR'S NAME                                    15
15.    DATASTREAM SHARES                                          16
16.    CONFIDENTIAL INFORMATION AND ASSISTANCE                    16
17.    NOTICES                                                    16
18.    MISCELLANEOUS                                              17
19.    EFFECT OF EXECUTION                                        19
20.    ENTIRE UNDERSTANDING                                       19

THIS AGREEMENT is made on  13 July 1998

BETWEEN DATASTREAM (PACIFC) PTY LTD ACN 079 659 653 a company duly incorporate and having its registered office at Level 1, 56 Little Edward Street, Spring Hill, Queensland ("Vendor")

AND          PAUL  ANTHONY  HIGGINS  of 34  Highwood  Road,  The Gap,
             Queensland ("Higgins")

AND PAUL ANTHONY HIGGINS and BERNADETTE MARY HIGGINS of 34 Highwood Road, The Gap, Queensland, as trustees of the Higgins Family Trust ("Shareholders")

AND DATASTREAM ASIA PACIFIC PTY LTD ACN 083 330 385 a company duly incorporated and having its registered office at Level 1, 56 Little Edward Street, Spring
             Hill, Queensland ("Purchaser")

AND DATASTREAM SYSTEMS, INC. a company incorporated in Delaware and having its corporate offices at 50 Datastream Plaza, Greenville, South Carolina, United States of America ("Datastream")

RECITALS


A        The Vendor is the owner of and carries on the Business.

B The Vendor has agreed to sell to the Purchaser and the Purchaser has agreed to purchase from the Vendor the Assets for the Purchase Price upon the terms and conditions of this agreement.

IT IS AGREED

1    INTERPRETATION

     Definitions

      In this agreement:

      "ASIC" means Australian Securities and Investments Commission.

      "Assets" means certain of the assets of the Business on the Completion Date being:

      (a)   the Contracts;

      (b)   the Equipment Leases;

      (c)   the Goodwill;

      (d)   the Intellectual Property;

      (e)   the Plant and Equipment;

      (f)   the Records;  and

      (g)   the Stock.

      "Authorised Officer" means a director, secretary, manager or other duly authorised representative.

      "Book Debts" means those book debts owing to the Vendor in respect of the Business which are unpaid at Completion.

      "Business" means the business of distributing computer software and providing associated support services conducted by the Vendor from the Premises.

      "Business Day" means any day on which the major trading banks are open for business in Brisbane.

      "Car Parking Licence" means a car parking licence dated 23 September 1997 between Yamco and Dingo Software pursuant to which Dingo Software is entitled to use 4 car parking bays in association with the Leased Premises.

      "Completion" means the completion of the sale of the Assets in accordance with clause 4.

      "Completion Date" means the date of this agreement.

      "Contracts" means the contracts of the Business, including those described in schedule 1.

      "Datastream Shares" means that number of shares of Datastream common stock with a value of $509,398.50 calculated at the closing price of Datastream common stock on NASDAQ on 15 June 1998 using the $A/US interbank exchange rate at the close of business on 15 June 1998 as specified in the Wall Street Journal on 16 June 1998, issued bearing a Regulation S Legend, which constitute part of the Purchase Price.

      "Dingo Software" means Dingo Software Pty Ltd ACN 053 730 331.

      "Distribution Agreement" means the distribution agreement dated 3 February 1997 between the Vendor and Datastream.

      "Encumbrances" includes mortgages, charges, liens, pledges and other encumbrances.

      "Employees" means the employees of the Vendor who are employed in the Business as at Completion.

      "Equipment Leases" means the plant and equipment lease agreements over the Plant and Equipment details of which are set out in schedule 2.

      "Financial Statements" means the financial statements for the Business which are set out in schedule 5.

      "Goodwill" means the goodwill of the Business.

      "Insolvency Event" means:

      a)  the bankruptcy of the person concerned;

      b) the appointment of an official manager in respect of all or any part of the property of the person concerned;

      c) the entry by the person concerned into a scheme of arrangement or a composition with, or assignment of its creditors, or a moratorium involving any of them;

      d) the person concerned being or stating that it is unable to pay its debts when they fall due;

      e) the appointment of a receiver, receiver and manager, provisional liquidator or administrator in respect of the person concerned or any part of its property;

      f) the making of a winding up order, or the passing of or attempted passing of a resolution for winding up, in respect of the person concerned except for the purposes of reconstruction including, without limitation, the issue of a notice of meeting at which it is proposed to consider such resolutions;

      g) an  application  being made (which is not  dismissed  within 5 Business
         Days) for an order, resolution being passed or proposed, a meeting being convened or any other action being taken to cause anything described above;

      h)  anything  analogous  to or of a similar  effect to anything
         described    above   under   the   law   in   any   relevant
         jurisdiction;  and

      i) any valid attempt to enforce any Encumbrance over any of the Assets.

      "Intellectual   Property"   means   all   the   inventions,   innovations,
      improvements, patents, patent applications, trade marks, trade names, design rights, circuit layout rights, semiconductor chip rights, trade secrets, know-how, results and copyright in any drawings, plans, specifications, computer programs and any literary or artistic works (whether visible or not) owned by the Vendor including, without limiting the generality of the foregoing, those set out in schedule 4.

      "Obligations" means the obligations on the part of the Vendor contained in the Contracts.

      "Plant and Equipment" means the plant, equipment, motor vehicles and furniture used in connection with the Business and set out in schedule 3.

      "Premises" means the premises from which the Business is conducted, situated at Level 1, Yamco House, 56 Little Edward Street, Spring Hill, Queensland described as Lots 4 and 5 on RP 40456, Lot 3 on RP 45306 and Lot 2 on RP 10370 and contained in Title Reference 17059102.

      "Premises Lease" means the lease of the Premises dated 23 September 1997 from Yamco to Dingo Software and includes the Car Parking Licence.

      "Purchase Price" means the consideration to be paid to the Vendors pursuant to clause 3.

      "Records" means all books of account, customer and supplier lists, advertising, sales and marketing materials, financial and business data, employee data, technical data and all the

      Vendor's other records, data, information and documents relating to the Business and the Assets whether recorded or stored in written form, electronically or otherwise and all copyright therein.

      "Regulation S" means Regulation S and the rules thereunder promulgated under the Securities Act of 1933, as amended.

      "Regulation S Legend" means the legend to be placed on the Datastream Shares that reads as follows:

           "The shares of Datastream Common Stock represented by this Certificate have not been registered under the Securities Act of 1933, as amended ("the Securities Act"), and have been issued outside the United States in reliance upon Regulation S promulgated under the Securities Act. Such shares may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S promulgated under the Securities Act), other than distributors, unless the shares are registered under the Securities Act or such offer or sale is made in compliance with Regulation S or another exemption from the registration requirements of the Securities Act is available."

      "Related Body Corporate" has the meaning given to it in the Corporations Law.

      "Service Agreement" means an agreement in the form set out in annexure A.

      "Stock" means all stock, including raw materials, work in progress and finished goods, owned by the Vendor for use in the Business on the Completion Date.

      "Transferring Employees" means those Employees who accept the Purchaser's offer of employment made in accordance with clause 5.

      "U.S. Person" means any natural person resident in the United States, any partnership or corporation organised or incorporated under the laws of the United States, any trust of which any trustee is such a person or as otherwise defined in Rule 902(k) of Regulation S.

      "Warranties" means the warranties contained in clause 6.

      "Yamco" means Yamco Japan Co Ltd 90B00871F.

     Construction

      Unless expressed to the contrary:

      a)  words importing:

          (i)  the singular include the plural and vice versa;and

          (ii) any gender includes the other genders;

      b) if a word or phrase is defined cognate words and phrases have corresponding definitions;

      c) a reference to:

          (i) a person includes a firm, unincorporated association, corporation and a government or statutory body or authority;

          (ii) a person includes the legal personal representatives, successors and assigns of that person;
          (iii) a statute, ordinance, code or other law includes regulations and other statutory instruments under it and consolidations, amendments, re-enactments or replacements of any of them;
          (iv) a right includes a benefit, remedy, discretion, authority or power;
          (v)       time is to local time in Queensland;
          (vi) "$" or "dollars" is a reference to the lawful currency of Australia;
          (vii) this or any other document includes the document as varied or replaced and notwithstanding any change in the identity of the parties;
          (viii) writing includes any mode of representing or reproducing words in tangible and permanently visible form, and includes facsimile transmission;
          (ix) any thing (including, without limitation, any amount) is a reference to the whole or any part of it and a reference to a group of things or persons is a reference to any one or more of them; and
          (x) a right or obligation of any two or more persons confers that right or imposes that obligation, as the case may be, jointly and severally.
     Headings

      Headings do not affect the interpretation of this agreement.

     Performance on Business Days

      Any act required by this agreement to be performed on a day which is not a Business Day shall be performed on the following Business Day.

2   SALE AND PURCHASE

       The Vendor agrees to sell the Assets to the Purchaser free from all Encumbrances and the Purchaser agrees to purchase the Assets from the Vendor in accordance with the terms and conditions of this agreement.

3   PURCHASE PRICE

     Purchase Price

       The  Purchase  Price for the  Assets is  $509,398.50  and the  Datastream
       Shares.

     Time and Manner of Payment

       Payment of the Purchase Price shall be satisfied by:

      a) the Purchaser providing the Vendor with $509,398.50 (as adjusted in accordance with this agreement) in clear funds on the Completion Date; and

      b) Datastream issuing the Datastream Shares to the Vendor in accordance with clause 4.3.

4   COMPLETION

     Place of Completion

       Completion shall take place on the Completion Date at the offices of the Australian solicitors for the Purchaser or at such other place in Queensland as the parties may agree.

     Vendor's Obligations on Completion

       On the Completion Date, in exchange for the Purchase Price, the Vendor shall deliver to the Purchaser:

      a) the full benefit and operating control of and title to the Assets;

      b) all such instruments of conveyance or transfer as may be necessary or desirable to effectively vest in the Purchaser the legal title and beneficial interest in and to the whole of the Assets;

      c) those Assets capable of transfer by delivery and possession of the Assets;

      d) the Service Agreement executed by Higgins;

      e)a copy of the special resolution of the members of the Vendor in accordance with clause 14, together with the ASIC Form 205 giving notice of the special resolution to change the Vendor's name and evidence that the Vendor's new name has been reserved by the ASIC; and

      f) evidence that Higgins has resigned as a director of Dingo Software in accordance with clause 9 and that the ASIC has been notified of his resignation.

     Purchaser's Obligations on Completion

       On the Completion Date the Purchaser shall deliver to the Vendor a bank cheque in the sum of $491,861.50. Datastream shall provide the Vendor with a share certificate for the Datastream Shares within 10 Business Days after the Completion Date, or upon receipt of all consents and documentation reasonably required by the Purchaser to assign to it the Contracts, the Equipment Leases and the Premises Lease, whichever occurs later.

5   EMPLOYEES

     Offer of Employment

       The Purchaser agrees to offer to each of the Employees continued employment with the Purchaser with effect from the Completion Date (but subject to Completion) on terms and conditions which in the aggregate are no less favourable than the terms of employment of the relevant Employee with the Vendor immediately prior to the Completion Date.

     Termination of Employment

       The Vendor shall terminate the employment of the Transferring Employees with effect from the Completion Date and shall pay the Transferring Employees' wages and salaries (including overtime payments) to the Completion Date.

     Vendor's Responsibilities for Non-Transferring Employees

       In respect of those Employees who are not Transferring Employees, the Vendor will be responsible for the entitlement to untaken or pro-rata long service leave and allowances, wages, holiday pay, sick leave and other entitlements including but not limited to fringe benefits and payroll tax and workers compensation payments.

     Purchaser's Obligations after Completion

       On Completion the Purchaser shall take over the responsibility for accrued holiday pay, long service leave and other entitlements including but not limited to fringe benefits and payroll tax and workers compensation payments as at the Completion Date for each Transferring Employee together with any redundancy payments payable to the Transferring Employees. At Completion the Purchase Price shall be reduced by $13,760 representing 64% of the amount payable by the Purchaser as at the Completion Date for accrued holiday pay.

     Vendor's Indemnity

       The Vendor and the Shareholders hereby agree to indemnify and keep indemnified the Purchaser from and against all claims, demands and proceedings which relate to the employment by the Vendor of the Employees prior to the Completion Date.

     Superannuation prior to Completion

       Up to and including the Completion Date the Vendor shall be responsible for payment of any superannuation contributions for the Employees required pursuant to the terms of any industrial award regulating the terms of their employment and pursuant to any statutory requirement imposing an obligation on the Vendor to make superannuation contributions for them, and the Purchaser shall not be concerned with or responsible for whether such superannuation contributions have been made.

     Superannuation after Completion

       The Purchaser shall make such arrangements for payment of superannuation contributions for the Transferring Employees after the Completion Date as it agrees with the Transferring Employees or as required by law.

     Workcover

       The Purchaser shall be responsible for all payments required to be made for Workcover after Completion.

6   WARRANTIES

     Vendor's and Shareholders' Warranties

       The Vendor and the Shareholders jointly and severally represent and warrant to Datastream and the Purchaser (who as a result have been induced to enter into this agreement) that:

      a) the Vendor has the legal right and power to enter into this agreement and to sell the Assets to the Purchaser on and subject to the terms of this agreement;

      b) the execution, delivery and performance of this agreement by the Vendor and the Shareholders has been duly and validly authorised by all necessary action on their parts;

      c) this agreement is a valid and binding agreement on the Vendor and the Shareholders, enforceable in accordance with its terms;

      d)the execution and performance of this agreement by the Vendor and the Shareholders and the other transactions contemplated by this agreement does not violate or conflict with or result in a breach or termination of or constitute a default under the provisions of the memorandum and articles of association of the Vendor or any agreement or undertaking (oral or written) to which the Vendor or the Shareholders are a party or by which the Vendor or the Shareholders may be affected or bound or breach any order, writ, rule, regulation, injunction or decree of any court, administrative agency or governmental body or any statute applicable to it or by which it may be bound nor constitute a void or voidable disposition of property by the Vendor or the Shareholders;

      e) the Vendor is the sole legal and beneficial owner of the Assets;

      f) the Stock is in good and merchantable condition;

      g) the Plant and Equipment is all the plant and equipment used in the Business, is accurately recorded in the books of the Vendor and in schedule 3 and is in good repair and sound working order and condition;

      h) all of the Records have been fully, properly and accurately kept and completed in accordance with proper accountancy and business practices and are accurate;

      i)the Vendor has provided to the Purchaser a complete list, as at 8 July 1998, of the details of each of the Employees including date of commencement of employment, accumulated annual leave, long service leave, sick leave and total remuneration (including bonuses and profit sharing). All contracts of service and the statements of policy relating to the terms and conditions of employment and personnel policies and procedures and letters of appointment in respect of the Employees have been provided to the Purchaser;

      j) there are no industrial awards applicable to the Employees;

      k)the Vendor has all permits, licences and consents from all relevant government authorities and any other person necessary or required for the use of the Assets and operation of the Business and neither the Vendor nor the Shareholders have knowledge of any matter or thing likely to cause the revocation of any of the permits, licences or consents;

      l) the Vendor is able to pay all of the Vendor's debts and discharge all of the Vendor's liabilities as they fall due and the Vendor has not proposed or agreed to make any composition or arrangement binding on creditors generally;

      m)there are no litigation proceedings or suits pending or to the knowledge of the Vendor or the Shareholders threatened against the Vendor or any other person or authority in respect of the Assets, the adverse determination of which might have a material adverse effect on the Assets or substantially affect the Vendor's ability to complete this agreement;

      n)there are no litigation proceedings or disputes pending or to the knowledge of the Vendor or the Shareholders threatened against the Vendor or any other person or authority arising out of any job or work done or performed or stock sold or distributed by the Vendor in respect of the Business;

      o) the Vendor has disclosed to the Purchaser all the trade or business names whether registered or not of which it is the owner and which are used in the Business;

      p) there  are  no  judgments,   orders,  writs  or  decrees  in
        existence   against  the  Vendor  or  the   Shareholders   in
        connection with the Assets;

      q) all notices received by the Vendor from any statutory authority have been complied with and there are no notices from any statutory authority not yet served on the Vendor but of which the Vendor or the Shareholders have knowledge;

      r) all agreements made by the Vendor with any party in respect of the Assets have been made in the usual course of business;

      s) there are no actual or threatened material industrial disputes relating to the Business;

      t) to the best of the knowledge of the Vendor and the Shareholders, no breach of copyright or other intellectual property right has been committed by the Vendor in the conduct of the Business;

      u)the Financial Statements have been prepared with utmost diligence, care and skill and on the basis of full and accurate disclosure of all matters material for inclusion or to be taken into account in order to prepare proper financial statements for the Business for the period to which they relate and in order to disclose a true and fair view of the state of affairs of the Business and of the profit and loss thereof. Proper and adequate provision has been made in the Financial Statements in respect of the Vendor's liabilities to or in respect of the Employees and in respect of all liabilities of the Vendor in respect of the Business, actual or contingent;

      v)save as disclosed to the Purchaser in writing prior to the date hereof, since 30 June 1998 the Business has been carried on in the ordinary and normal course, there have been no material changes to the figures shown in the Financial Statements other than those arising in the ordinary course of business and no unusual or abnormal contracts have been entered into;

      w) since 30 June 1998 there has not been any material adverse change in any condition or prospects of the Business nor any development involving any prospective material adverse change of such a kind;

      x) the Assets include all property and assets necessary to conduct the Business in the manner heretofore conducted by the Vendor without the need for any major replacement of fixed assets and without the need for replacement of stock ordinarily required;

      y) all of the Assets of an insurable nature are adequately insured against fire and other usual risks and all policies of insurance are current and shall be maintained until Completion;

      z)to the best of the knowledge of the Vendor and the Shareholders, the Vendor is not in breach or contravention in any respect concerning the conduct of the Business, of any award or statute, rule or regulation of any governmental authority or municipal organisation having jurisdiction over the Vendor, the Assets or the Business;

      aa)   all  Intellectual  Property  owned  or  licensed  by  the
        Vendor  and  used  in  relation  to  the  Business   will  be
        transferred to the Purchaser;

      bb)   the  Vendor  and the  Shareholders  are not  aware of any
        contemplated  or  current  legal  proceedings   affecting  or
        involving any of the Intellectual Property;

      cc) there has been no objection or litigation regarding the registration or extension of the period of registration of any of the Intellectual Property;

      dd) except for software licensed to customers of the Business, there is no licence or registered user agreement subsisting in favour of any third party regarding any of the Intellectual Property;

      ee)   the  Vendor  has  legal  and  beneficial   title  to  the
        Intellectual Property;

      ff) as at 31 July 1998, there will be no inter-company debts existing between the Vendor and any of its Related Bodies Corporate;

      gg)   the Vendor:

      (i)   is not a U.S. Person;  and

      (ii) is not acquiring the Datastream Shares for the account or benefit of any U.S. Person;

      hh) Dingo Software has assigned the Distribution Agreement to the Vendor; and

      ii) there are no unremedied breaches of the Contracts, the Equipment Leases or the Premises Lease which could result in a termination of any of them.

     Datastream's and Purchaser's Warranties

       Datastream and the Purchaser jointly and severally represent and warrant to the Vendor and the Shareholders (who as a result have been induced to enter into this agreement) that:

      a) the Purchaser has the legal right and power to enter into this agreement and to purchase the Assets from the Vendor on and subject to the terms of this agreement;

      b) the execution, delivery and performance of this agreement by Datastream and the Purchaser has been duly and validly authorised by all necessary corporate action on their parts;

      c) this   agreement  is  a  valid  and  binding   agreement  on
        Datastream and the Purchaser, enforceable in accordance with its terms; and

      d)the execution and performance of this agreement by Datastream and the Purchaser and the other transactions contemplated by this agreement does not violate or conflict with or result in a breach of or constitute a default under the provisions of the constitution of Datastream or the memorandum and articles of association of the Purchaser.

     Warranties Separate

       Each of the Warranties:

      a) is separate and independent from and is not limited by any other Warranty or any other provision of this agreement;

      b) will not merge on Completion;  and

      c) is given as at the date of this agreement and as at the time immediately before Completion.

     Vendor's and Shareholders' Indemnity

       The Vendor and the Shareholders jointly and severally indemnify Datastream and the Purchaser against all losses, damages and liabilities and the cost of all demands, actions and other proceedings against Datastream or the Purchaser arising, directly or indirectly, as a result of or in connection with any breach of the Warranties referred to in clause 6.1.

     Datastream's and Purchaser's Indemnity

       Datastream and the Purchaser jointly and severally indemnify the Vendor and the Shareholders against all losses, damages and liabilities and the cost of all demands, actions and other proceedings against the Vendor or the Shareholders arising, directly or indirectly, as a result of or in connection with any breach of the Warranties referred to in clause 6.2.

7   LIABILITIES AND BOOK DEBTS

     Liabilities prior to Completion

       All trading debts, income tax and other liabilities in any way arising out of trading by the Vendor up to the Completion Date shall be and continue to be the entire responsibility of the Vendor and the Shareholders who shall indemnify and keep indemnified the Purchaser in respect thereof and in respect of any costs, claims, suits or demands arising before the Completion Date or out of anything done before the Completion Date and also in respect of any costs, damages or losses incurred by the Purchaser by reason of any such claim, suit or demand.

     Liability to Account for Book Debts

       All of the Book Debts will remain the property of the Vendor and the Purchaser shall account to the Vendor in respect of any payment for Book Debts received by the Purchaser.

     Liabilities after Completion

       All trading debts, income tax and other liabilities in any way arising out of trading by the Purchaser after the Completion Date shall be the entire responsibility of the Purchaser who shall indemnify and keep indemnified the Vendor and the Shareholders in respect thereof and in respect of any costs, claims, suits or demands arising after the Completion Date or out of anything done after the Completion Date and also in respect of any costs, damages or losses incurred by the Vendor by reason of any such claim, suit or demand.

8   RISK AND PROPERTY

       The Assets shall be at the risk of the Vendor from the date of this agreement until Completion and shall be at the risk of the Purchaser thereafter.

9   DINGO SOFTWARE

     Cessation of Involvement with Dingo Software

       On the Completion Date, Higgins shall resign as a director of Dingo Software and shall cease all active involvement with Dingo Software from Completion.

     Disposal of Interests in Dingo Software

       The Shareholders shall use their reasonable best efforts to dispose of all of their interests in Dingo Software within 12 months after the Completion Date PROVIDED THAT if they receive an offer to purchase any such interest, the Purchaser shall have the right of first refusal to purchase the interest at the price offered. Datastream and the Purchaser acknowledge that Dingo Software does not at the date of this agreement compete with the Business.

10  CONTRACTS

     Assignment of Contracts

       The Vendor assigns to the Purchaser, with effect on and from the Completion Date, all of its right, title and interest in and under the Contracts. At Completion, the Purchase Price shall be reduced by $3,777 representing an advance payment received in relation to technical support pursuant to the Contract with Effem Foods Pty Ltd.

          The Vendor shall obtain the consent of each party (other than the Vendor) to each Contract to the assignment of the relevant Contract as soon as possible after Completion.

     Purchaser's Obligations after Completion

       As from the Completion Date, the Purchaser shall observe and perform the Obligations on the part of the Vendor contained in the Contracts and shall indemnify the Vendor against all actions, claims and demands arising as a result of its failure to do so provided that the Purchaser shall not be obliged to assume any obligations other than those set out in the Contracts.

     Vendor's and Shareholders' Indemnity

       The Vendor and Shareholders jointly and severally shall indemnify and keep indemnified the Purchaser in respect of any costs, claims, suits or demands which the Purchaser may incur or suffer arising from or in connection with any failure to obtain any consent in accordance with clause 10.2 or breach or non-performance of any term of any Contract occurring on or before the Completion Date and also in respect of any costs, damages or losses incurred by the Purchaser by reason of any such claim, suit or demand.

     Termination of Distribution Agreement

       Datastream and the Vendor agree that the Distribution Agreement is hereby terminated and that Datastream and the Vendor are each released from its obligations to further perform the Distribution Agreement.

11  PREMISES LEASE

     Assignment of the Premises Lease

       The Vendor shall procure the assignment of the Premises Lease from Dingo Software to the Purchaser (with the written consent of each of the lessors and mortgagees (if any) of the Premises) at or as soon as possible after Completion to the Purchaser with effect from the Completion Date.

     Termination of the Premises Lease

       The Vendor and the Shareholders covenant with the Purchaser that if before the Premises Lease is effectively assigned to the Purchaser:

       a) by reason of a default arising from the act, neglect or failure of the Vendor or Dingo Software, the Premises Lease is terminated; or

       b) the lessor under the Premises Lease is otherwise entitled to terminate the Premises Lease and does so (other than by reason of a default by the Purchaser under the terms of the Premises Lease after Completion), and (in either case) the Purchaser is required to vacate or is lawfully evicted from the Premises then the Vendor and the Shareholders indemnify and shall keep indemnified the Purchaser from and against all costs, damages or losses suffered by the Purchaser in connection with such vacation or eviction and the relocation of the Business in equivalent premises in the same geographical area.

     Occupation by the Purchaser prior to Completion

       The Vendor shall obtain the consent of each lessor or mortgagee of the Premises to the occupation by the Purchaser of the Premises until the assignment of the Premises Lease is finalised.

12  EQUIPMENT LEASES

     The Vendor shall procure the assignment or novation of the Equipment Leases in favour of the Purchaser with effect from the Completion Date.

     The Vendor shall obtain the consent of the lessor under the Equipment Leases to the assignment of the Equipment Leases as soon as possible after Completion.

     The Purchaser shall accept an assignment or novation of the Equipment Leases and assume full and ongoing liability for all monies remaining due and unpaid under the Equipment Leases whether by leasing instalments, residual payments or otherwise as from the Completion Date.

     On or prior to the Completion Date the Vendor shall pay the charges provided for in, and comply with the other obligations binding on it under, the Equipment Leases.

           The Vendor and the Shareholders shall indemnify the Purchaser against all liabilities which may be incurred by the Purchaser for any failure to obtain the consents in accordance with clause 12.2 and for any default under any of the Equipment Leases occurring prior to Completion as a result of an act or omission of the Vendor, or of any of the Vendor's guarantors, prior to Completion.

     The Vendor and the Shareholders jointly and severally warrant to the Purchaser that:

           a) the particulars of the items of Plant and Equipment set out in schedule 3 and of the Equipment Leases set out in schedule 2 are true and correct in every material respect;

           b)on Completion there will be no subsisting default under any of the Equipment Leases and none of them will be liable to forfeiture or termination as a result of any breach occurring prior to that date.

13  RESTRICTION ON COMPETITION

     The Vendor and Higgins jointly and severally undertake and agree to be bound by the provisions of this clause 13.

     In this clause, unless otherwise specifically stated, the following words and expressions shall have the following meanings:

           "Capacity" means any capacity and whether alone or together with any other person and whether directly or indirectly and including without derogating from the generality of the foregoing any one or more or all of promoter, shareholder, partner, joint venturer, agent, consultant, advisor, trustee, supplier, financier, licensor, owner or part-owner;

           "Restraint Area" means:

           a) Australia;

           b) Queensland and New South Wales;

           c) Queensland;

           d) South East Queensland;

          "Restraint Period" means the period commencing on the date of this agreement and ending at the expiration of the following periods after termination of the Service Agreement:

          a) years;

          b) 1 year;  and

          c) 6 months.

     By entering into this agreement, the Vendor and Higgins agree that they will not in any Capacity during the Restraint Period and in respect of the Restraint Area (except with the prior written consent of the Purchaser in respect of any particular activity:

           a) engage in or take part in any business which is competitive with that of the business acquired by the Purchaser pursuant to this agreement;

           b)solicit for or perform or cause to be performed any services competitive with the business acquired by the Purchaser pursuant to this agreement for any of the clients of the business acquired by the Purchaser pursuant to this agreement who had been or became such clients during the Vendor's ownership of the Business.

     Clause13.2  shall be  construed  and have  effect as if it were a number of separate sub-clauses resulting from the combination of each prohibition contained in clause 13.2 with each Restraint Period and combining each such combination with each Restraint Area ("the Restraints"). The Restraints will be regarded as separate distinct and severable from each other so that the unenforceability of any Restraint shall in no way prejudice or affect the enforceability of any of the other Restraints.

     By    entering into this agreement the Vendor and Higgins acknowledge that:

           a) each of the  Restraints  is both  fair and  reasonable;
             and

           b) they have received full consideration for the Restraints undertaken in terms of this clause 13.

     In the event of a breach by the Vendor or Higgins of these obligations then in addition and without prejudice to any other remedies which the Purchaser may have it shall be entitled to seek and obtain injunctive relief in any court of competent jurisdiction.

14  CHANGE OF VENDOR'S NAME

     Higgins agrees that he shall on or before Completion, convene a meeting of the members of the Vendor to resolve by special resolution to change the name of the Vendor from "Datastream (Pacific) Pty Ltd" to a name which does not include the word "Datastream" or the words "Data Stream".

     The Purchaser undertakes to lodge the ASIC Form 205 provided to it in accordance with clause 4.2(e) with the ASIC immediately after Completion.

15  DATASTREAM SHARES

     Restriction on Resale

       The Vendor agrees not to resell or cause the resale of the Datastream Shares in the United States or to a U.S. Person for a period of 1 year after the Completion Date. Thereafter, the Vendor shall sell the Datastream Shares only in accordance with Regulation S or pursuant to registration under United States securities laws and regulations or an available exemption therefrom.

     Removal of Regulation S Legend

       After the expiration of 1 year after the Completion Date and upon the request of the Purchaser, Datastream shall either cause the Regulation S Legend to be removed from the certificates for the Datastream Shares or issue replacement certificates for the Datastream Shares.

16  CONFIDENTIAL INFORMATION AND ASSISTANCE

     The parties shall during the currency of this agreement and thereafter strictly maintain the confidentiality of any financial or other information in connection with the parties or the Business which becomes, or has during negotiations become, known in connection with this agreement or is otherwise contained in the Records and further shall not disclose any such information to any third party but not including any affiliate, subsidiary or related entity provided that such affiliate, subsidiary or related entity agrees to be bound by this clause. The parties shall take all necessary measures to ensure that its officers and employees observe the obligation set out in this clause provided that nothing in this clause shall prevent any disclosure required by law or by the rules of any stock exchange or, after Completion, prevent any disclosure by the Purchaser of any of the information contained in the Records.

     After Completion, the Vendor will not use or disclose the information contained in the Records for any reason or purpose and shall strictly maintain the confidentiality of the information contained in the Records except as required by law or to professional advisers.

17  NOTICES

     Requirements for Notices

       A notice, demand, waiver, approval, consent, communication or other document in connection with this agreement ("Notice"):

      a) may be given by the party or, if applicable, an Authorised Officer of the relevant party; and

      b) must be in writing; and

      c)must be left at the address of the addressee, or sent by prepaid ordinary post (airmail if outside Australia) to the address of the addressee or by facsimile to the facsimile number of the addressee which is specified below or if the addressee notifies in writing another address or facsimile number then to that address or facsimile number.

     Date of Effect of Notice

       Unless a later time is specified in it a Notice takes effect from the time it is actually received or taken to be received.

     Time of Receipt of Notice

       A Notice sent by post or facsimile is taken to be received:

       a) in the case of a letter, on the 3rd (10th, if outside Australia) day after posting; and

       b)in the case of a facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this clause if produced before 5 pm on a Business Day otherwise on the next Business Day.

     Address for Service

       The address for service of a Notice shall be as follows:

      Datastream and Purchaser

      (a)    Address:        50 Datastream Plaza, Greenville, South
                             Carolina, 29605, United States of
                             America

      (b)    Facsimile number: 864-422-5000

      (c)    Attention:      Daniel Christie, Chief Financial Officer

      Vendor, Higgins and the Shareholders

      (a)    Address:        Level 1, 56 Little Edward Street,
                             Spring Hill, Queensland

      (b)    Facsimile number: (07) 3831 8623

18  MISCELLANEOUS

     Stamp duty

       Except as otherwise agreed, the Purchaser is, as between the parties, liable for and shall duly pay all stamp duty (including any fine or penalty) on or relating to this agreement and any document executed under it.

     Legal costs

      Subject to any express provision in this agreement to the contrary, each party shall bear its own legal and other costs and expenses relating directly or indirectly to the preparation of, and performance of its obligations under, this agreement or any document executed pursuant to it.

     Amendment

      This agreement may only be varied or replaced by a document in writing duly executed by the parties.

     Waiver and exercise of rights

           a)A single or partial exercise or waiver of a right relating to this agreement does not prevent any other exercise of that right or the exercise of any other right.

           b)A party is not liable for any loss, cost or expense of any other party caused or contributed to by the waiver, exercise, attempted exercise, failure to exercise or delay in the exercise of a right.

     Rights cumulative

      Subject to any express provision in this agreement to the contrary, the rights of a party under this agreement are cumulative and are in addition to any other rights of that party.

     Approvals and consent

      Subject to any express provision in this agreement to the contrary, a party may conditionally or unconditionally give or withhold any consent to be given under this agreement and is not obliged to give its reasons for doing so.

     Further assurance

      Each party shall promptly execute all documents and do all things that any other party from time to time reasonably requires of it to effect, perfect or complete the provisions of this agreement and any transaction contemplated by it.

     Counterparts

      This agreement may consist of a number of counterparts and if so the counterparts taken together constitute one and the same instrument.

     Governing law and jurisdiction

           a) This agreement is governed by and is to be construed in accordance with the laws in force in Queensland.

           b)Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of Queensland and any courts which have jurisdiction to hear appeals from any of those courts and waives any right to object to any proceedings being brought in those courts for any reason.

     Assignment

       A party shall not dispose of or encumber any right under this agreement without the prior written consent of the other parties, PROVIDED THAT the Vendor may dispose of the Datastream Shares in accordance with this agreement.

     Computation of time

       Where time is to be reckoned by reference to a day or event, that day or the day of that event is excluded.

19  EFFECT OF EXECUTION

       This agreement is not binding on any party unless it or a counterpart has been duly executed by, or on behalf of, each person named as a party to the agreement.

20  ENTIRE UNDERSTANDING

      a)This agreement and all documents executed pursuant to this agreement embody the entire understanding and agreement between the parties as to the subject matter of this agreement.

      b)All previous negotiations, understandings, representations, warranties, memoranda or commitments in relation to, or in any way affecting, the subject matter of this agreement are merged in and superseded by this agreement and are of no force or effect whatever and no party is liable to any other party in respect of those matters.

      c) No oral explanation or information provided by any party to another shall:

        (i) affect the meaning or interpretation of this agreement, or

        (ii) constitute any collateral agreement, warranty or understanding between any of the parties.

EXECUTED as an agreement.


THE COMMON SEAL of DATASTREAM (PACIFIC) PTY LTD is affixed in accordance with its articles of association in the presense of:


/s/ John Swinson...........        /s/ Paul Anthony Higgins........
Witness                              Director


John Swinson...............          Paul Anthony Higgins............
Name of Witness                      Name of Director(print)


SIGNED by
PAUL ANTHONY HIGGINS
 in the presence of:                 /s/ Paul Anthony Higgins........


/s/ John Swinson..........
Witness

John Swinson..............
Name of Witness(print)



SIGNED by                        )
BERNADETTE MARY HIGGINS          )
in the presence of:              )   /s/ Bernadette Mary Higgins.....


/s/ John Swinson.............
Witness


John Swinson.................
Name of Witness (print)

SIGNED by                        )
DATASTREAM ASIA PACIFIC PTY LTD  )
by its duly appointed officer    )
in the presence of:              )


/s/ I. Roeland...............        /s/ Nathan Clement..............
Witness                              Officer


I. Roeland...................        Nathan Clement..................
Name of Witness (print)              Name of Officer (print)


SIGNED by                        )
DATASTREAM SYSTEMS, INC.         )
by its duly appointed officer    )
in the presence of:              )


/s/ I. Roeland...............        /s/ Nathan Clement..............
Witness                              Officer


I. Roeland...................        Nathan Clement..................
Name of Witness (print)              Name of Officer (print)